Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events

18 Subsequent events

The Company has assessed all subsequent events through April 8, 2025 which is the date that these consolidated financial statements are issued and other than the following, there are no further material subsequent events that require disclosure in these consolidated financial statement except for the following:-

The Company announced on the April 3, 2025 that it has resolved to effect a reverse stock split of the Company’s ordinary shares, with the split ratio set at 1-for-8. The reverse stock split was approved by the Company’s shareholders at a special meeting held on December 9, 2024. SIMPPLE Ltd. ordinary shares will begin trading on an adjusted basis, reflecting the reverse stock split, on April 7, 2025, under the existing ticker symbol “SPPL”.